UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2022

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by S&P Global Inc. (the “Company”) on February 28, 2022 (the “Original Filing”), the Company completed its merger (the “Merger”) with IHS Markit Ltd. (“IHS Markit”) on the same date. This Amendment No. 1 amends and supplements the Original Filing to provide the historical financial statements of IHS Markit and the pro forma financial information required by Item 9.01 of Form 8-K that were omitted from the Original Filing as permitted by Item 9.01(a)(3).

Item 9.01	Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired.

The audited consolidated balance sheets of IHS Markit as of November 30, 2021 and 2020, the related audited consolidated statements of operations, comprehensive income, cash flows, and changes in equity for each of the years ended November 30, 2021, 2020 and 2019 and the related notes are incorporated by reference as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)        Pro forma financial information.

The unaudited pro forma combined condensed statement of income for the year ended December 31, 2021, giving effect to the Merger as if it had been consummated on January 1, 2021, the first day of the Company’s 2021 fiscal year, the unaudited pro forma combined condensed balance sheet as of December 31, 2021, giving effect to the Merger as if it had been consummated on December 31, 2021, and the related notes are attached as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)        Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of November 29, 2020, by and among S&P Global Inc., Sapphire Subsidiary, Ltd. and IHS Markit Ltd., as amended by Amendment No. 1 thereto, dated as of January 20, 2021 (incorporated by reference to Annex A to Amendment No. 1 to the Company’s Registration Statement on Form S-4/A, filed with the SEC on January 20, 2021).

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm of IHS Markit Ltd.

99.1*	Joint Press Release, dated February 28, 2022.

99.2	The audited consolidated balance sheets of IHS Markit Ltd. as of November 30, 2021 and 2020, the related audited consolidated statements of operations, comprehensive income, cash flows, and changes in equity for each of the years ended November 30, 2021, 2020 and 2019 and the related notes (incorporated by reference to Part II, Item 8 of IHS Markit Ltd.’s Annual Report on Form 10-K for the fiscal year ended November 30, 2021, filed with the SEC on January 24, 2022).

99.3	The unaudited pro forma combined condensed statement of income for the year ended December 31, 2021 and the unaudited pro forma condensed combined balance sheet as of December 31, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Previously filed as an exhibit to the Original Filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/ Alma Rosa Montanez
By:	Alma Rosa Montanez
Assistant Corporate Secretary & Chief Corporate Counsel

Dated: March 3, 2022